EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BusinessWay International Corp. (the "Company")
on Form 10-KSB for the period ended July 31, 2004, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Dominic
Heddo, Chief Executive Officer of the Company, certify, pursuant to 18
U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dominic Heddo
--------------------------
Date: August 23, 2004

Dominic Heddo
Chief Executive Officer